UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549a

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 13, 2019

This report constitutes Amendment No. 1 to Registrant’s Current Report on Form 8-K filed July 2, 2019

BERRY GLOBAL GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street
Evansville, Indiana  47710
 (Address of principal executive offices / Zip Code)

(812) 424-2904
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BERY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

On July 2, 2019, Berry Global Group, Inc. (the “Company”) filed a current report on Form 8-K to report that it had completed the acquisition of all of the outstanding equity of RPC Group Plc (“RPC”).  In such Form 8-K, the Company stated that it would file the financial statements of RPC and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, by amendment as permitted by such Items.  The Company is filing this Amendment No. 1 to provide such financial statements and pro forma financial information.

Item 9.01  Financial Statements and Exhibits
a)	Financial statements of businesses acquired.
The financial statements of  RPC required by Item 9.01(a) of Form 8-K are incorporated herein by reference to Exhibit 99.2 and Exhibit 99.3 of this Form 8-K/A.
b)	Pro forma financial information.
The unaudited pro forma financial information required by Item 9.01(b) of Form 8-K are incorporated herein by reference to Exhibit 99.4 of this Form 8-K/A.
d)	Exhibits

Exhibit
Number	Description
2.1	Rule 2.7 Announcement, dated as of March 8, 2019 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on March 14, 2019)
2.2
Co-Operation Agreement, dated as of March 8, 2019, by and among Berry Global Group, Inc., Berry Global International Holdings Limited and RPC Group Plc (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed on March 14, 2019)

4.1
Supplemental Indenture, among Berry Global Group, Inc., Berry Global, Inc., Berry Global Escrow Corporation, each of the parties identified as a Subsidiary Guarantor thereon, and U.S. Bank National Association, as Trustee, relating to the 4.875% First Priority Senior Secured Notes due 2026, dated July 1, 2019

4.2
Supplemental Indenture, among Berry Global Group, Inc., Berry Global, Inc., Berry Global Escrow Corporation, each of the parties identified as a Subsidiary Guarantor thereon, and U.S. Bank National Association, as Trustee, relating to the 5.625% Second Priority Senior Secured Notes due 2027, dated July 1, 2019

10.1
Incremental Assumption Agreement and Amendment, among Berry Global Group, Inc., Berry Global, Inc. and certain subsidiaries of Berry Global, Inc., as Loan Parties, Credit Suisse AG, Cayman Islands Brand, as Administrative Agent, Goldman Sachs Bank USA, as Initial Term U Lender, and Goldman Sachs Bank USA, as Initial Term V Lender, dated as of July 1, 2019.

23.1*	Consent of PricewaterhouseCoopers LLP, independent auditors of RPC Group Plc
99.1*	Audited Consolidated Financial Statements of RPC Group Plc as of and for the fiscal years ended March 31, 2019, March 31, 2018 and March 31, 2017
99.2*	Unaudited Consolidated Financial Statements of RPC Group Plc as of and for the six months ended September 30, 2018 and September 30, 2017
99.3*	Unaudited Pro Forma Consolidated Financial Information
*Filed with this Amendment No.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY GLOBAL GROUP, INC. (Registrant)

Date: September 13, 2019	By:	/s/ Jason K. Greene
Jason K. Greene
Executive Vice President and Chief Legal Officer